UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

170 Pater House, Psaila Street

Birkirkara, Malta, BKR 9077

(Address of principal executive offices)

356 2757 7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On November 19, 2020, Esports Entertainment Group, Inc. (the “Company”) dismissed Rosenberg Rich Baker Berman P.A. (“RRBB”) as the Company’s independent registered public accounting firm (the “Dismissal’).

From July 1, 2020 through the date of the Dismissal, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of RRBB on the consolidated financial statements of the Company for each of the fiscal years ended June 30, 2020 and June 30, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report for the year ended June 30, 2019 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended June 30, 2020, and 2019 there were no disagreements with RRBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to RRBB’s satisfaction, would have caused RRBB to make reference to the subject matter of the disagreement in connection with its reports.

The Company has provided RRBB a copy of the disclosures in this Form 8-K and has requested that RRBB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of such letter, which is dated November [•], 2020, is filed as Exhibit 16.1 to this Form 8-K.

Appointment of Independent Registered Public Accounting Firm

On November 19, 2020, in connection with the Dismissal, the Board appointed Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm for the year ending June 30, 2021.

During the two most recent fiscal years ended June 30, 2020 and June 30, 2019 and during the subsequent interim period from July 1, 2020 through November 19, 2020, neither the Company nor anyone on its behalf consulted Friedman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1*	Letter from RRBB dated November 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Date: November 24, 2020	By:	/s/ Grant Johnson
	Name:	Grant Johnson
	Title:	Chief Executive Officer